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                                                                    Exhibit 10.6


                             CAPITAL LEASE FUNDING, INC.
                                1998 STOCK OPTION PLAN
                              FOR NON-EMPLOYEE DIRECTORS

     1. PURPOSE OF THE PLAN. The purpose of the Capital Lease Funding, Inc. 1998 Stock Option Plan for Non-Employee Directors (the "Plan") is to aid Capital Lease Funding, Inc. (the "Company") in securing for the Company and its stockholders the benefits of having experienced and highly qualified persons who are not and have never been employees of the Company or any of its Subsidiaries or affiliates become and remain members of the Board of Directors (the "Board") of the Company and to provide to such persons the benefits of the incentive inherent in common stock ownership.

     2. STOCK SUBJECT TO PLAN. The stock which may be issued and sold under the Plan shall be the Common Stock (par value $.01 per share) of the Company, of a total number not exceeding [___________](1) shares, subject to adjustment as provided in Section 9. The stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company. Each stock option granted pursuant to the Plan is referred to herein as an "Option." In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

     3. ELIGIBILITY. Each member of the Board shall be eligible to receive Options in accordance with the terms of the Plan, provided he or she, as of the date of a granting of an Option, (i) is not an employee of the Company or any of its Subsidiaries or affiliates and (ii) is otherwise not eligible for selection to participate in any plan of the Company or any of its Subsidiaries or affiliates that entitles the participant therein to acquire securities or derivative securities of the Company. Each member of the Board who receives an option hereunder is referred to herein as an "Optionee." As used in the Plan, "Subsidiary" means any corporation in which the Company, directly or indirectly, controls 50% or more of the total combined voting power of all classes of such corporation's stock.

     4. OPTION GRANTS. (a) Subject to the maximum number of shares which may be purchased pursuant to the exercise of Options, as set forth in Section 2 (as such number may be adjusted pursuant to the provisions of Section 9), and to the approval of the Plan by the stockholders of the Company, an Option to purchase, in the manner and subject to the terms and conditions hereinafter provided,
[         ] shares of the Common Stock of the Company shall be and hereby is granted, without further action by the Board, as of the close of business on the
[                   ](2), to each person who is serving as an eligible director of the Company on such date.


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(1)     Insert such number of shares of Common Stock as represents 1% of the outstanding Common Stock, on a full-diluted basis, immediately following the consummation of the Company's initial public offering of Common Stock (the "IPO").

(2)     Insert date of the consummation of the IPO.



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     (b)  Each person who becomes an eligible director of the Company shall (i)
on the date of the Annual or Special Meeting of Stockholders of the Company at which he or she is first elected to the Board by vote of the stockholders, or
(ii) on the date of appointment to the Board with respect to a director appointed to the Board by the Board to fill a vacancy on the Board, however occurring, whether by the death, resignation or removal of any director, any increase in the number of directors comprising the Board, or otherwise, shall, by reason of such election or appointment and without further action by the Board, be granted as of the close of business on said date an Option to purchase, in the manner and subject to the terms and conditions herein provided and to the extent such number of shares remain available for such purpose
hereunder, [        ] shares of the Common Stock of the Company.  In the event that the number of shares available for grants under the Plan is insufficient to make all grants hereby specified on the applicable date, then all those who become entitled to a grant on such date shall share ratably in the number of shares then available for grant under the Plan.

     (c) It is understood that the Board may, at any time and from time to time after the granting of an Option hereunder, specify such additional terms, conditions and restrictions with respect to such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

     5. GENERAL TERMS AND CONDITIONS OF OPTIONS. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

     (a) The Option exercise price with respect to each Option shall be the higher of: (i) the Fair Market Value (as defined below) of the Common Stock on the date the Option is granted or (ii) the average of the Fair Market Values of the Common Stock for each of the 10 days ending on the date the Option is granted.

     Fair Market Value on any date, means (i) if the Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market System, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market System, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers through Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, fair market value will be determined by such other method as the Board determines in good faith to be reasonable.

     (b) Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement. The Option Agreement shall not be a precondition to the granting of Options; however, no person shall have any rights under any Option granted under the Plan


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unless and until the Optionee to whom such Option shall have been granted shall have executed and delivered to the Company an Option Agreement. A fully executed original of the Option Agreement shall be provided to both the Company and the Optionee.

     (c) All Options shall be nonstatutory stock options not intended to qualify as stock options entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (d) Options shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

     (e) Each Option shall become exercisable immediately upon the date of grant, but shall be subject to the following restrictions on exercise:

          (i) The Option shall not be exercisable, in whole or in part, after the expiration of ten years from the date the Option was granted. To the extent that an Option is not exercised within the ten-year period of exercisability, it shall expire as to the then unexercised part.

          (ii) An Option shall not be exercisable with respect to a fractional share or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the Option.

          (iii) An Option may only be exercised by delivery of written notice of the exercise to the Company specifying the number of shares to be purchased and by making payment in full for the shares of Common Stock being acquired thereunder at the time of exercise; unless the Option Agreement shall otherwise provide, such payment shall be made

               (A)  in United States dollars by check or bank draft, or

               (B) by tendering to the Company Common Stock shares already owned for at least six (6) months by the person exercising the Option, which may include shares received as the result of a prior exercise of an Option, and having a Fair Market Value equal to the cash exercise price applicable to such Option, or

               (C) by a combination of United States dollars and Common Stock shares as aforesaid, or

               (D) in accordance with a cashless exercise program under which, if so instructed by the Optionee, shares of Common Stock may be issued directly to the Optionee's broker or dealer upon receipt of the purchase price for such shares in cash from the broker or dealer.


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          (iv) If at any time the Board shall determine, in its discretion, that the listing, registration or qualification of shares upon any national securities exchange or the Nasdaq National Market or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares hereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board in the exercise of its reasonable judgment.

     6. TERMINATION OF SERVICE. Upon termination of service as a director of the Company by reason of death or disability each unexpired Option shall remain exercisable by the Optionee, or in the case of death, the Optionee's executors, administrators, heirs or distributees, as the case may be, in whole or in part, for a period of one (1) year after such termination. Disability shall mean an inability as determined by the Board to perform duties and services as a director of the Company by reason of a medically determinable physical or mental impairment, supported by medical evidence, which can be expected to last for a continuous period of not less than six (6) months.

     In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representative of the deceased Optionee's estate or the proper legatees or distributees thereof.

     In no event, however, may an Option be exercised after ten (10) years from the date it was granted.

     7. CHANGE IN CONTROL. (a) Notwithstanding other provisions of the Plan, but subject to Sections 6 and 7(c), in the event of a change in control of the Company, (i) all of the Optionee's then outstanding Options shall remain exercisable, unless directed otherwise by a resolution adopted by the Board prior to and specifically relating to the occurrence of such change in control, and (ii) each Optionee shall have the right within one (1) year after such event to exercise the Option in full notwithstanding any limitation or restriction in any Option Agreement or in the Plan.

     (b) For purposes of this Section 7, a "change in control" shall mean a change in control with respect to the Company, that would be required to be reported in response to Item 1 (a) of the Current Report on Form 8-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any "person" (as defined in Section 3(9) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of 20% or more of the securities of the Company which are entitled to vote. Notwithstanding anything aforesaid to the contrary, a change in control with respect to the Company shall be deemed to


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have occurred if individuals who constitute the Board, cease for any reason to constitute at least a majority of the Board.

     (c) In no event, however, may any Option be exercised after ten (10) years from the date it was granted.

     8. PURCHASE FOR INVESTMENT. (a) Except as hereafter provided, the holder of an Option shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and represents and agrees that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (a) issuances by the Company so long as the shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (b) reofferings of shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities
Act) if the shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

     (b) The Company may endorse such legend or legends upon the certificates for shares issued upon exercise of an Option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as, in its discretion, it determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act.

     9. ADJUSTMENT IN THE EVENT OF CHANGE IN STOCK; REORGANIZATION. (a) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividend, reverse split, subdivision, recapitalization, split-up, combination or exchange of shares, reorganization or liquidation, extraordinary dividend payable in cash or property, and the like, the aggregate number and class of shares available under the Plan, and the number, class and the price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted by the Board, whose determination shall be conclusive.

     (b) In the event (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or the Company shall be the surviving corporation and there shall be any change in the Common Stock of the Company by reason of such merger or consolidation, or (ii) all or substantially all of the assets of the Company are acquired by another corporation, or (iii) there is a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event"),


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or (iv) the Board shall propose that the Company enter into a Reorganization
Event, then the Board (acting solely through members of the Board who were members of the Board prior to the occurrence of the Reorganization Event) may in its discretion take any or all of the following actions:

               (A) by written notice to Optionee, provide that the Option shall be terminated unless exercised within thirty days (or such longer period as the Board shall determine in its discretion) after the date of such notice; and

               (B) advance the dates upon which any or all outstanding Options granted to Optionee shall be exercisable.

               Whenever deemed appropriate by the Board, any action referred to in this Section 9(b) may be made conditional upon the consummation of the applicable Reorganization Event.

     (c) Any adjustments or other action pursuant to this Section 9 shall be made by the Board and the Board's determination as to what adjustments shall be made or actions taken, and the extent thereof, shall be final and binding.

     10. ADMINISTRATION. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of all Option Agreements. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except as may expressly be provided by statute.

     11. MISCELLANEOUS PROVISIONS. (a) Except as expressly provided for in the Plan, no director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any eligible director any right to be retained in the service of the Company as a director or otherwise.

     (b) An Optionee's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of an Optionee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.


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     (c)  It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option that the Optionee (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount, in cash and/or Common Stock, as may be requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state, local or foreign income or other taxes; PROVIDED, HOWEVER, that such withholding obligation may be met by the withholding of Common Stock otherwise deliverable to the Optionee in accordance with such procedures as may be adopted by the Board; PROVIDED, FURTHER, HOWEVER, the amount of Common Stock so withheld shall not exceed the minimum required withholding obligation. If the amount requested is not paid, the Company may refuse to issue the shares of Common Stock.

     (d)  The expenses of the Plan shall be borne by the Company.

     (e) The Plan shall be unfunded. Neither the Company nor the Board shall be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors. Proceeds from the sale of shares pursuant to Options however shall constitute general funds of the Company. Neither the Company, a Subsidiary or the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

     (f) By accepting any Option or other benefit under the Plan, each Optionee and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under the Plan by the Company or the Board.

     (g) An Optionee shall have no voting rights or other rights of stockholders with respect to shares which are subject to an Option, nor shall cash dividends accrue or be payable with respect to any such shares.

     (h) The Plan shall be governed by and construed in accordance with the laws of the State of New York.

     (i) No fractional shares shall be issued upon the exercise of an Option. If a fractional share shall become subject to an Option by reason of a stock dividend or otherwise, the Optionee shall not be entitled to exercise the Option with respect to such fractional share.

     12. AMENDMENT OR DISCONTINUANCE. Except as provided in this Section 12, the Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable including, but not limited to amendments necessary to qualify for any exemption or to comply with applicable law or regulations. Except as provided in Section 9 above, the Board may not, without further approval by the stockholders of the Company, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, increase the number of shares subject to an Option, reduce the Option exercise price described in Section 5(a), extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options


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under the Plan, it being the intent to include in this sentence any amendment that would have the effect of materially increasing the benefits accruing to Optionees under the Plan. The Plan provisions affecting the amount of Common Stock to be awarded eligible directors, the timing of those awards or the determination of those eligible to receive such awards may not be amended more than once every six months, other than as may be required in order to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; provided however, to the extent that, in the opinion of counsel to the Company, stockholder approval of an amendment to the Plan is not required under the Exchange Act (including the rules and regulations promulgated thereunder), in order for the Options under the Plan to continue to be exempt from the operation of Section 16(b) of the Exchange Act, such amendment may be made by the Board acting alone. No amendment of the Plan shall materially and adversely affect any right of any Optionee with respect to any Option theretofore granted without such Optionee's written consent.

     13. LIMITS OF LIABILITY. (a) Any liability of the Company to any participant with respect to an Option award shall be based solely upon contractual obligations, if any, created by the Plan and the Option Agreement.

     (b) Neither the Company nor or any member of the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

     14. TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur:

     (a)  upon the adoption of a resolution of the Board terminating the Plan;

     (b) the date all shares of Common Stock subject to the Plan are purchased according to the Plan's provisions; or

     (c)  [              ].(3)

No such termination of this Plan shall affect the rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan.


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(3)     Insert date which is the 10th anniversary of the date of adoption.




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